September 15, 2011

VIA EDGAR AND OVERNIGHT MAIL

United States Securities and Exchange Commission

Division of Corporation Finance

100 F Street N.E.

Washington, D.C. 20549

Attention: Mr. John Krug

Mr. Jeffrey Riedler

Ms. Jennifer Riegel

Ms. Sasha Parikh

Mr. Don Abbott

Re:	Trimeris, Inc.
Registration Statement on Form S-4 (File No. 333-175512)
Amendment No. 2

Dear Mr. Krug, Mr. Riedler, Ms. Riegel, Ms. Parikh and Mr. Abbott:

Enclosed for electronic filing via EDGAR pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on behalf of our client, Trimeris, Inc. (the “Company”), is Amendment No. 2 (“Amendment No. 2”) amending Amendment No. 1 to the Company’s Registration Statement on Form S-4 filed with the United States Securities and Exchange Commission (the “Commission”) on August 23, 2011 (“Amendment No. 1”). Amendment No. 2 is marked to show changes from Amendment No. 1. Amendment No. 1, as amended by Amendment No. 2 and all future amendments, is referred to herein as the “Registration Statement.”

Amendment No. 2 is also being filed in response to comments received from the staff of the Commission (the “Staff”) by letter dated September 6, 2011 with respect to Amendment No. 1. The numbering of the paragraphs below corresponds to the numbering in the comment letter, the text of which we have incorporated into this response letter for convenience. Page references in the text of this response letter correspond to the page numbers of Amendment No. 2.

Staff Comments and Company Responses

General

1.	We note your response to comment 3 and the intention to file the agreement with Cytovance Biologics LLC with the first periodic report filed by the combined company subsequent to the completion of the merger. We

United States Securities and Exchange Commission

September 15, 2011

also note you do not currently discuss the Cytovance agreement. Please expand the discussion in the prospectus to address the Cytovance agreement and its material terms.

In response to the Staff’s comment, the Company has expanded the discussion on page 196 of Amendment No. 2 to address Synageva’s agreement with Cytovance Biologics LLC and its material terms.

Anticipated Accounting Treatment for Merger, page 17

2.	We acknowledge your response to comment 76. Please revise this disclosure to indicate the acquisition method rather than the purchase method.

In response to the Staff’s comment, the Company has revised the disclosure on pages 17 and 103 of Amendment No. 2 to indicate the acquisition method of accounting rather than the purchase method of accounting.

“Synageva has not obtained marketing approval...,” page 53

3.	We have reviewed your response to prior comment 26. On page 196, you disclose that Synageva does not expect to generate any revenue from the direct sale of products for several years, if ever. If true, please expand the discussion to disclose that you do not expect to obtain marketing approval and generate any revenue from the direct sale of SBC-102 for several years, if ever.

In response to the Staff’s comment, the Company has expanded the discussion on page 53 of Amendment No. 2 to disclose that Synageva does not expect to receive marketing approval or generate any revenue from the direct sale of its products, including SBC-102, for several years, if ever.

The Merger

Background of the Merger, page 62

4.	Your response to prior comment 32 provides conclusory statements regarding Item 1.01 of Form 8-K and Item 601(b)(10) of Regulation S-K. Please provide us with a detailed analysis that supports your conclusion as to why you are not required to file the settlement agreement among Trimeris, Roche and Novartis pursuant to Item 601(b)(10) of Regulation S-K. Alternatively, please file a copy of this agreement.

In response to the Staff’s comment, the Company has set forth below a detailed analysis supporting its conclusion as to why it is not required to file the settlement agreement among the Company, Roche and Novartis pursuant to Item 601(b)(10) of Regulation S-K.

United States Securities and Exchange Commission

September 15, 2011

Guidance Regarding “Materiality”

Item 1.01 of Form 8-K requires a registrant to disclose any “material definitive agreement not made in the ordinary course of business of the registrant,” and any such material agreements are then required to be filed as exhibits to the relevant Form 8-K or a subsequent Form 10-Q or Form 10-K pursuant to Item 601(b)(10) of Regulation S-K. While the determination of whether the settlement agreement is “material” depends upon a consideration of all of the facts and circumstances and is not a strict numerical test, regulations of the Commission set forth thresholds that provide some guidance. For example, Item 601(b)(10) of Regulation S-K treats contracts for asset purchases and sales as material if the consideration exceeds 15% of the fixed assets of the company. In addition, Item 601(b)(4) of Regulation S-K, which relates to the filing as exhibits of instruments defining the rights of securityholders, permits the exclusion of any instrument with respect to long-term debt not being registered if the total amount of securities authorized does not exceed 10% of the total assets of the company. Item 103 of Regulation S-K permits the exclusion of disclosure regarding a pending legal proceeding if the claim for damages does not exceed 10% of the current assets of the company. Finally, Item 101 of Regulation S-K requires disclosure of the class of products or services which account for 10% or more of a company’s revenue (or 15% of revenue if total revenue does not exceed $50 million) and customers must be identified by name if they generate sales of 10% or more of company revenue and the loss of such customer would have a material adverse effect on the company.

Application to Settlement Agreement

Under the terms of the settlement agreement, the Company’s only continuing obligations are to make certain royalty payments to Novartis. Upon execution of the settlement agreement on September 23, 2010, the Company made a payment to Novartis in the amount of $2.47 million, which payment was previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on September 27, 2010 (the “Form 8-K”), representing the Company’s share of back royalties on sales of FUZEON from November 20, 2007 through March 31, 2010. This $2.47 million payment represents (i) 4.3% of the Company’s December 31, 2010 total assets of $57.28 million, (ii) 5.0% of the Company’s December 31, 2010 total current assets of $49.12 million and (iii) 4.5% of the Company’s December 31, 2010 total stockholders’ equity of $55.38 million. Each of these percentages is well below the percentages found in the regulations of the Commission that serve as a useful backdrop for an analysis of materiality of the settlement agreement.

In addition, as previously set forth in the Form 8-K, under the settlement agreement, the Company and Roche agreed collectively to make future royalty payments to Novartis in respect of FUZEON net sales in accordance with the following schedule:

United States Securities and Exchange Commission

September 15, 2011

	Up to $50 million	$50-100 million	Over $100 million
North American Net Sales	1.5%	3.0%	5.0%

Rest of World (ROW) Net Sales	1.0%	1.5%	3.0%

North American Net Sales of FUZEON for calendar year 2010 were $32.0 million and ROW Net Sales of FUZEON for calendar year 2010 were $56.4 million. Therefore, for illustrative purposes, assuming the Novartis royalty rate had been in effect for all of 2010, the total royalty payable by the Company and Roche would have been approximately $1,080,000 and the Company’s 50% share of the required royalty payment would have been $540,000. This $540,000 payment represents approximately 1.0% of each of the Company’s December 31, 2010 (i) total assets, (ii) total current assets and (iii) total stockholders’ equity. In addition, a $540,000 payment represents approximately 5% of the Company’s projected total revenue for 2011 (based upon the Company’s total revenue for the six months ended June 30, 2011 of $5.04 million). Again, these percentages are much smaller than those set forth in the Commission’s regulations described above. Moreover, as noted above, the Company’s only continuing obligations under the settlement agreement are to make certain royalty payments relating to future net sales of FUZEON.

Having assessed the materiality of the settlement agreement in light of the guidance set forth above, the Company believes that the settlement agreement is not material to its business or financial condition. Therefore, the Company believes that it was not required to disclose the settlement agreement under Item 1.01 of Form 8-K or file it as an exhibit to the Form 8-K filed by the Company with the Commission on September 27, 2010.

Similar to the Item 1.01 disclosure standard, Item 601(b)(10)(i) of Regulation S-K requires a registrant to file any “contract not made in the ordinary course of business which is material to the registrant.” In connection with filing the Form S-4, the Company reassessed the materiality of the settlement agreement and, for the reasons set forth above, reaffirmed its conclusion that the settlement agreement is not material to its business and, therefore, is not required to be filed as an exhibit to the Form S-4 under Item 601(b)(10) of Regulation S-K.

5.	We have reviewed your response to prior comment 37. Please expand your disclosure on page 69 to disclose that

United States Securities and Exchange Commission

September 15, 2011

•	when MTS Partners eliminated companies from the list in March 2011, Synageva had not commenced either of its Phase I/II trials and would have been eliminated at that time;

•	Synageva commenced its Phase I/II clinical trials in May 2011; and

•	Trimeris did not reconsider any other companies that did not satisfy the original selection criteria as of March 2011.

The Company respectfully advises the Staff that Synageva initiated its Phase I/II clinical trials in February 2011, prior to the March 27, 2011 meeting where MTS Health Partners eliminated certain companies from consideration, and therefore Synageva would not have been eliminated at the March 27, 2011 meeting. The current references in the Registration Statement to May 2011 relate to Synageva’s enrollment of patients into its Phase I/II study. The Company has revised the disclosure on pages 12, 50, 69, 133, 185, and 187 of Amendment No. 2 to reflect that Synageva’s Phase I/II clinical trials were initiated in February 2011.

Additionally, the Company respectfully submits that because Synageva satisfied the original selection criteria, which rendered any reconsideration of Synageva at the March 27, 2011 meeting unnecessary, a statement that the Company did not reconsider any other companies that did not satisfy the original selection criteria as of March 2011 is not necessary and would not be meaningful to stockholders.

6.	We have reviewed your response to prior comment 40. We note the description of the Opinion of the Financial Advisor to the Special Committee of the Trimeris Board of Directors prepared by MTS Securities. We further note that MTS Securities reviewed these projections in its financial analysis. Please revise your description to disclose the financial projections used in each analysis performed.

In response to the Staff’s comment, the Company has revised the disclosure beginning on page 82 of Amendment No. 2 to disclose the financial projections used by MTS Securities in the analyses it performed.

Preliminary Liquidation Analysis, page 86

7.	We note your response to comment 45 and reissue that comment in part. As previously requested, please state whether a discount rate of 15% to 25% is consistent with MTS Securities experience in liquidation scenarios. In addition, please explain why it is anticipated that a receiver involved in a situation pertaining to a single product revenue stream from one party would have and continue to have little or no knowledge of the arrangement and would be ineffective in resolving any future conflict. For example, has MTS assumed appointment of a receiver without prior experience in the absence of copies of the relevant agreements. In addition, please clarify the period of time in which the liquidation is assumed to occur and whether and how a change in the time period affects the discount rate.

United States Securities and Exchange Commission

September 15, 2011

In response to the Staff’s comment, the Company has revised the disclosure on page 91 of Amendment No. 2 to (i) state whether a discount rate of 15% to 25% is consistent with MTS Securities experience in liquidation scenarios, (ii) explain why it is anticipated that a receiver involved in a situation pertaining to a single product revenue stream from one party would have and continue to have little or no knowledge of the arrangement and would be ineffective in resolving any future conflict, (iii) clarify the period of time in which the liquidation is assumed to occur and (iv) indicate why a change in time period and related affect on the discount rate was not considered.

Synageva Valuation Analysis, page 87

8.	We have reviewed your response to prior comment 47. In response to this comment you reference and provide copies of animal studies, but you do not discuss or refer to any subsequent human trials and the efficacy thereof. You state that you are not aware of any examples where publicly disclosed preclinical efficacy data in animal model of a lysosomal storage disease has failed to predict clinical efficacy in subsequent human trials. Please revise your disclosure throughout the prospectus, including pages 87, 182 and 186, to provide a few examples where publicly disclosed preclinical efficacy data in animal model of a lysosomal storage disease predicted clinical efficacy in subsequent human trials. Alternatively, please revise your disclosure throughout the prospectus to clarify that this is your belief, but are unable to provide an example of such an occurrence.

In response to the Staff’s comment, the Company has revised its disclosure throughout Amendment No. 2, including on pages 133, 185, 187, and 191, to provide examples where publicly disclosed preclinical efficacy data in animal model of a lysosomal storage disease predicted clinical efficacy in subsequent human trials.

Synageva’s Business, page 179

9.	We have reviewed your response to prior comment 65. Please delete the statement, “Synageva believes it has the potential to develop multiple products, each of which has multi-hundred million dollar annual sales potential.” This statement does not appear to be appropriate given Synageva’s current stage of development and the absence of a basis for the statement.

In response to the Staff’s comment, the Company has deleted the statement on pages 132 and 184 of Amendment No. 2 which indicated that Synageva believes it has the potential to develop multiple products which have multi-hundred million dollar annual sales potential.

* * * * * * * * * *

United States Securities and Exchange Commission

September 15, 2011

The Company respectfully requests the Staff’s assistance in completing the review of Amendment No. 2 as soon as possible. Please advise us if we can provide any further information or assistance to facilitate your review. Please direct any further comments or questions regarding Amendment No. 2 or this response letter to the undersigned at (858) 458-3035 or Carl Sanchez at (858) 458-3030.

Sincerely,

/s/ Elizabeth A. Razzano

Elizabeth A. Razzano

for PAUL HASTINGS LLP

Enclosures

cc:	Martin Mattingly, Trimeris, Inc.
James Thomas, Trimeris, Inc.
Carl R. Sanchez, Paul Hastings LLP
Mark Rubenstein, Ropes & Gray LLP
Andrew Sung, Ropes & Gray LLP